     PHL VARIABLE ACCUMULATION ACCOUNT                     PHOENIX LIFE VARIABLE ACCUMULATION ACCOUNT
     PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT                PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                    PHOENIX LIFE AND ANNUITY VARIABLE UNIVERSAL LIFE ACCOUNT

                SUPPLEMENT TO PROSPECTUSES DATED AUGUST 9 AND SEPTEMBER 12, 2002

                                       -------------------

PHOENIX-FEDERATED U.S. GOVERNMENT BOND SERIES SUBSTITUTION:
-----------------------------------------------------------

    Effective October 25, 2002 all shares of the Phoenix-Federated U.S. Government Bond Series held in the Account were redeemed at net asset value and the proceeds were used to purchase shares of the Federated Fund for U.S. Securities II. Investors who held investments in the Phoenix-Federated U.S. Government Bond Series will receive a confirmation of activity for this transaction.

    Affected contract owners and participants will have the opportunity to reallocate contract value for thirty days after the Substitution from the Federated Fund for U.S. Securities II subaccount to other subaccounts available under the Contract without the imposition of any transfer charge or limitation and without diminishing the number of free transfers that may be made in a given year.

    As a result of the substitution, the Phoenix-Federated U.S. Government Bond Series is no longer available for investment. This supplement nullifies any and all references to the Phoenix-Federated U.S. Government Bond Series contained in your prospectus.




Dated: October 25, 2002        Please keep this supplement for future reference.






TF795